SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                     ---------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2002


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Connecticut                       001-13211                        06-1289928
---------------------------------  -------------------------------  -------------------------------
  (State or Other Jurisdiction        (Commission File Number)             (I.R.S. Employer
        of Incorporation)                                                 Identification No.)


                639 Research Parkway, Meriden, Connecticut 06450
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (203) 630-1942
               ---------------------------------------------------
                Registrant's telephone number including area code


        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item  5.       Other Events.

        As previously reported, Information Management Associates, Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Agreement"), dated August 10, 2001 with AIT (USA), Inc., a corporation organized under the laws of Ohio ("Purchaser"), and AIT Group plc, a corporation organized under the laws of England ("Guarantor"), whereby Purchaser agreed to purchase substantially all of the Company's assets for an aggregate purchase price of $16,500,000, subject to certain adjustments as further described in the Agreement filed as an exhibit to the Company's Form 8-K filed on August 14, 2001. Pursuant to the terms of the Agreement, the Company received $10,000,000 in cash at closing together with a non-interest bearing promissory note (the "Promissory Note") in the principal amount of $6,500,000. An initial principal payment of $3,000,000, subject to certain adjustments, was payable under the Promissory Note on March 17, 2002 (the "March Payment") and the $3,500,000 balance of the Promissory Note was payable on June 17, 2002 (the "June Payment").

        The Company, Purchaser and Guarantor agreed that the aggregate amount of adjustments to the March Payment was equal to $801,987. On April 5, 2002, Purchaser made an interim payment to the Company of $1,100,000 against the amount due on the March Payment, leaving a balance of $1,098,013 outstanding on the March Payment.

        On May 23, 2002, the Company, Purchaser and Guarantor entered into Amendment Number One to the Agreement (the "First Amendment") and Purchaser and Guarantor executed a new senior promissory note (the "New Promissory Note"). The First Amendment and New Promissory Note revise and extend the payment schedule for the remaining amount of the purchase price under the Agreement. As consideration for the First Amendment, Purchaser and Guarantor waived all indemnification rights under the Agreement and agreed to pay interest on the outstanding amount beginning on June 17, 2002 at a rate of 9% per annum. Pursuant to the new payment schedule, (a) a principal payment of $1,098,013 due on May 28, 2002 has been paid in full; (b) $1,000,000, is payable on June 19, 2002; (c) $1,000,000, is payable on July 17, 2002 and (d) $1,500,000, is payable on September 25, 2002.

        The foregoing description of the transactions is a summary only and is qualified in its entirety by reference to the complete copy of the Amendment Number One to the Asset Purchase Agreement and to the New Promissory Note filed hereto as Exhibit 2.1 and 10.1, respectively.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

             (c)     Exhibits

               Exhibit No.                         Description
               -----------                         -----------

               2.1 Amendment Number One to the Asset Purchase Agreement, dated May 23, 2002, between Information Management Associates, Inc., AIT (USA), Inc. and AIT Group plc.

               10.1                         Senior Promissory Note, dated May
                                            23, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 14, 2002                     INFORMATION MANAGEMENT ASSOCIATES, INC.



                                         By: /s/ Donald P. Miller
                                             ------------------------
                                             Name:  Donald P. Miller
                                             Title: President, Chief Executive
                                             Officer, Chairman, Secretary and
                                             Treasurer

                                  Exhibit Index
                                  -------------




             Exhibit No.                               Exhibit
             -----------                               -------

               2.1 Amendment Number One to the Asset Purchase Agreement, dated May 23, 2002, between Information Management Associates, Inc., AIT (USA), Inc. and AIT Group plc.

               10.1                         Senior Promissory Note, dated May
                                            23, 2002.